                                    Hollywood Park, Inc. June 30, 1997 Form 10-Q
                                                                   Exhibit 10.29
                               AMENDMENT NO. 1 TO
                       REDUCING REVOLVING LOAN AGREEMENT


          This Amendment No. 1 to Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower and the Managing Agent, acting with the consent of all of the Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:
                            ----

          .    Section 1.1.  Section 1.1 of the Loan Agreement is amended:
               -----------           ---

                  (a) by revising clause (a) in the definition of "Applicable
                                          -
                      Pricing Level" to read in full as follows:

                           "(a) for the Pricing Period from the Closing Date through August 31, 1997, such Pricing Level as is set forth in a written memorandum agreement dated as of the Closing Date between Borrower and the Managing Agent and"

                 (b) by revising the definition of "Crystal Park Property" to read in full as follows:

                           "'Crystal Park Property' means the real property and
                             ----------------------
                           improvements thereon known as the "Crystal Park Hotel & Casino" located in Compton, California, comprised of approximately 1/2 acre in a fee simple estate, a leasehold estate in a portion of the air rights over that fee simple estate and approximately

                                40 acres in a leasehold estate and related easements and appurtenances .

                 (c) by revising the first sentence of the definition of Primary Commitment to read in full as follows:

                      "'Primary Commitment' means, subject to Sections 2.5 and
                        ------------------                             ---
                      2.6, $225,000,000; provided that availability of credit
                      ---                --------
                      thereunder in excess of $150,000,000 is subject to satisfaction of the further conditions precedent set forth in Section 8.1A;"
                                 ----
                      and

                 (d) by revising the definition of Subsidiary Guarantors to read in full as follows:

                      "'Subsidiary Guarantors' means (a) with respect to the
                        ---------------------
                      Primary Commitment credit facility so long as the availability of credit thereunder does not exceed $150,000,000, the Significant Subsidiaries other than
                                                                 ----- ----
                      Louisiana Gaming Enterprises, Inc., Louisiana-I Gaming, L.P. and their Subsidiaries, (b) with respect to the Primary Commitment credit facility if the initial availability of credit thereunder exceeds $150,000,000, the Significant Subsidiaries and (c) with respect to the Alternative Commitment credit facility, the Significant Subsidiaries other than Boomtown, Inc. and its
                                   ----- ----
                      Subsidiaries."

          .    Section 2.6A.  The Loan Agreement is amended to add a new Section
               ------------
  2.6A to read as follows:
  ----

                 "2.6A Automatic Reduction of Primary Commitment or Alternative
                       --------------------------------------------------------
                 Commitment.  The Primary Commitment or Alternative Commitment
                 ----------
                 (whichever is then applicable) shall automatically be reduced on the day after Borrower receives payment of the purchase price for the Crystal Park Property upon the exercise by Compton Entertainment, Inc. (or its successor) of its option to acquire the Crystal Park Property pursuant to that certain Amended and Restated Agreement Respecting Pyramid Casino dated July 14, 1995 among Borrower, Compton Entertainment, Inc. and Rouben Kandilian by an amount equal to such payment (net of transaction costs incurred by Borrower in connection therewith)."

          .    Section 5.9.  Section 5.9 of the Loan Agreement is amended to add
               -----------           ---
  the following proviso at the end thereof:


                "provided, however, that until such time as Louisiana Gaming
                 --------
                 Enterprises, Inc., Louisiana-I Gaming, L.P. and their Subsidiaries have executed and delivered the Subsidiary Guaranty and such Collateral Documents as are applicable to them, no part of any Loans may be used for any improvement to the New Orleans Property or for the acquisition of any Property for use in, or in connection with, the New Orleans Property."

               Section 5.17.  The Loan Agreement is amended to add a new Section
               ------------
  5.17 to read as follows:
  ----

                 "5.17 Louisiana Gaming Board Approval.  Promptly following the
                       -------------------------------
                 Closing Date, file all necessary applications with the Louisiana Gaming Control Board seeking its approval for Louisiana Gaming Enterprises, Inc., Louisiana-I Gaming, L.P. and their Subsidiaries to execute and deliver the Subsidiary Guaranty and such Collateral Documents as are applicable to them, diligently prosecute such applications and, promptly following approval of the Louisiana Gaming Control Board of such applications, cause Louisiana Gaming Enterprises, Inc., Louisiana-I Gaming, L.P. and their Subsidiaries to execute and deliver the Subsidiary Guaranty and such Collateral Documents."

          .    Section 8.1.  Section 8.1 of the Loan Agreement is amended to
               -----------   -----------
  make the following revisions:

                 (a) to revise clause (4) of Section 8.1(a) thereof, to read as
                                                     ------
                 follows:

                      "(4) the Subsidiary Guaranty (General) executed by each Subsidiary Guarantor (other than Crystal Park Hotel &
                                            ----------
                      Development Co., LLC, Louisiana Gaming Enterprises, Inc., Louisiana-I Gaming, L.P. and their Subsidiaries);"


                 (b) in clauses (6), (7), (8) and (21) of Section 8.1(a)
                                 --   --   --      --             ------
                 thereof, to insert the words "(other than Louisiana Gaming
                                                ----- ----
                 Enterprises, Inc., Louisiana-I Gaming, L.P. and their Subsidiaries)" after the words "Subsidiary Guarantor" wherever such words appear;

                 (c) to revise subclause (a) of clause (9) of Section 8.1(a)
                                          -             -             ------
                 thereof to add at the end thereof the words "and Bayview Yacht Club, Inc.";

                 (d) to revise subclause (d) of clause (9) of Section 8.1(a)
                                                                      ------
                 thereof to read as follows:

                      "(d) By Bayview Yacht Club, Inc. with respect to its equity interest in Mississippi-I Gaming, L.P.;"

                 (e) to revise clause (14) of Section 8.1(a) thereof to read
                                       --             ------
                 "[Intentionally Omitted];"

                 (f) to revise clause (17) of Section 8.1(a) thereof to read
                                       --             ------
                 "[Intentionally Omitted];"

                 (g) to revise clause (18) of Section 8.1(a) thereof to read
                                       --             ------
                 "[Intentionally Omitted];"

                 (h) to revise clause (20) of Section 8.1(a) thereof to read as
                                       --             -----
                 follows:

                      "(20) written agreements executed by the holders of the minority limited partnership interests in Mississippi-I Gaming, L.P. to the effect that such holders consent to the transactions contemplated by the Loan Documents, in form and substance satisfactory to the Managing Agent;

                      provided that this condition shall be waived if an Opinion
                      --------
                      of Counsel includes an opinion that such agreements are not legally required and that the transactions contemplated by the Loan Documents do not violate any obligation or duty owed by Borrower or any of its Subsidiaries to such holders;"

                 (i) to revise clause (22) of Section 8.1(a) thereof by
                                       --             ------
                 inserting the words "described in clauses (a), (b), (c) and (d) of the definition thereof" at the end of such clause;

                 (j) to revise clause (23) of Section 8.1(a) thereof by (i)
                                       --             ------
                 inserting the words "(other than the New Orleans Property)"
                                       ----- ----
                 after the words "Real Property Collateral" and (ii) striking the figures "$350,000,000" and inserting the figures and words "$280,000,000 (disregarding for this purpose any appraised value of the Crystal Park Property in excess of $25,000,000)" at that place;

                 (k) to revise clause (24) of Section 8.1(a) thereof by
                                       --             ------
                 inserting the words "(other than the New Orleans Deed of Trust)
                                       ----- ----
                 after the words "Deeds of Trust" in the third line thereof, inserting the words "(other than the New Orleans Property)"
                                       ----- ----
                 after the words "Real Property Collateral" in the fourth line thereof and striking the words "the Commitment" in the sixth line thereof and inserting the figures "$150,000,000" at that place;

                 (l) to revise clause (25) of Section 8.1(a) thereof by
                                       --             ------
                 inserting "(other than the New Orleans Property)" after the
                             ----- ----
                 words "Real Property Collateral";


                 (m) to revise clause (26) of Section 8.1(a) thereof by
                                       --             ------
                 inserting the words "(other than the New Orleans Deed of
                                       ----- ----
                 Trust") after the words "Deeds of Trust" in the third line thereof; and

                 (n) to revise clause (29) of Section 8.1(a) thereof to read
                                       --             ------
                 "[Intentionally Omitted]."

          .    Section 8.1A.  The Loan Agreement is amended to add a new Section
               -------------
  8.1A to read as follows:

                 "8.1A.  Advances under Primary Commitment in Excess of
                         ----------------------------------------------
                 $150,000,000. The obligation of each Bank to make the initial
                 ------------
                 Advance under the Primary Commitment (and the obligation of the Issuing Bank to issue the initial Letter of Credit) which, giving effect to such Advance or Letter of Credit would result in the sum of (i) the aggregate principal amount outstanding
                        ---
                 under the Notes, plus (ii) the Aggregate Effective Amount of
                                  ----
                 all outstanding Letters of Credit, plus (iii) the Aggregate
                                                    ----
                 Effective Amount of all outstanding Outside Letters of Credit, plus (iv) the Swing Line Outstandings to exceed $150,000,000 is
                 ----
                 subject to the following conditions precedent, each of which shall be satisfied prior to the making of such an Advance or the issuance of such a Letter of Credit (unless all of the Banks, in their sole and absolute discretion, shall agree otherwise):


                 (a) The Managing Agent shall have received all of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Official of each party thereto, each dated as of a date acceptable to the Managing Agent and each in form and substance satisfactory to the Managing Agent and its legal counsel (unless otherwise specified or, in the case of the date of any of the following, unless the Managing Agent otherwise agrees or directs):

                    (1)  the documents required to be delivered pursuant to
                           clauses (4), (6), (7), (8), (9), (14), (18), (21),
                                    -    -    -    -    -    --    --    --
                          (22), (24), (25), and (26) of Section 8.1(a) as in
                           --    --    --        --             ------
                           effect immediately prior to the amendment thereof pursuant to Paragraph 5 of Amendment No. 1 to Reducing Revolving Loan Agreement, to the extent such documents have not previously been delivered to the Managing Agent;

                    (2)  written agreements executed by the holders of the
                           minority limited partnership interests in Louisiana-I Gaming, L.P. to the effect that such holders consent to the transactions contemplated by the Loan Documents, in form and substance satisfactory to the Managing Agent, provided that this condition shall be
                                           --------
                           waived if an Opinion of Counsel includes an opinion that such agreements are not legally required and that the transactions contemplated by the Loan Documents do not violate any obligation or duty owed by Borrower or any of its Subsidiaries to such holders, to the extent such agreements or Opinion of Counsel have not previously been delivered to the Managing Agent; and

                    (3)  a written appraisal by a qualified independent
                           appraiser acceptable to the Managing Agent and complying in all respects with FIRREA of the New Orleans Property that, when added to the fair market value of the appraisals previously delivered pursuant to Section 8.1(a)(23), reflects an aggregate fair
                                      ----------
                           market value thereof of not less than $350,000,000 (disregarding for this purpose any appraised value of the Crystal Park Property in excess of $25,000,000), to the extent such appraisal has not previously been delivered to the Managing Agent.


              (b)  The Managing Agent shall be satisfied that, upon filing or recordation of the Collateral Documents delivered pursuant to this Section 8.1A with the appropriate Governmental
                                      ----
                      Agencies, the Lien of such Collateral Documents will be a first priority perfected Lien on all of the assets of Louisiana Gaming Enterprises, Inc. and Louisiana-I Gaming, L.P., subject only to such exceptions as are acceptable to the Managing Agent."

          .    Subsidiary Guaranty (Crystal Park).  Exhibit N to the Loan
               ----------------------------------
  Agreement (the "Subsidiary Guaranty - Crystal Park") is amended by striking the figures "$30,000,000" in Paragraph 2 thereof and inserting the figures

  "$25,000,000" at that place.


          .    Security Agreement.  Exhibit M to the Loan Agreement (the
               ------------------
  "Security Agreement") is amended by revising the definition of "Secured Obligations" to read as set forth in Exhibit A to this Amendment.


          .    Trademark Collateral Assignment.  Exhibit P to the Loan Agreement
               -------------------------------
(the "Trademark Collateral Agreement") is amended to read in its entirety as is set forth in Exhibit B to this Amendment.


          .    Conditions Precedent.  The effectiveness of this Amendment shall
               --------------------
  be conditioned upon the receipt by the Managing Agent of the following documents, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:


                                    (a) Counterparts of this Amendment executed
                           by all parties hereto; and

                    (b)    Written consent of all of the Banks as required under
                           Section 11.2 of the Loan Agreement in the form of
                                   ----
                           Exhibit C to this Amendment.


          .    Confirmation.  In all respects, the terms of the Loan Agreement
               ------------
  (as amended hereby) are hereby confirmed.


          IN WITNESS WHEREOF, Borrower and the Managing Agent have executed this Amendment as of June 30, 1997 by their duly authorized representatives.

                           HOLLYWOOD PARK, INC.


                         By:                /s/ G. Michael Finnigan
                                    -------------------------------------
                                         G. Michael Finnigan
                                         Executive Vice President and
                                         Chief Financial Officer

                           BANK OF AMERICA NATIONAL TRUST AND
                           SAVINGS ASSOCIATION, as Managing Agent



                         By:                 /s/ Janice Hammond
                                    ------------------------------------
                                          Jon Varnell
                                          Vice President
                                          Janice Hammond
                                          Vice President, Agency Specialist

                             Exhibit C to Amendment

                                CONSENT OF BANK
                                ---------------


          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about June 6, 1997 presented to the undersigned Bank.

  Dated: June 19, 1997

                                    Societe Generale
                                ---------------------------------------
                                [Name of Institution]


                                By:    /s/ Donald L. Schubert
                                       -------------------------------
                                        Donald L. Schubert
                                         Vice President
                                _________________________________
                                [Printed Name and Title]

                             Exhibit C to Amendment

                                CONSENT OF BANK
                                ---------------


          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about June 6, 1997 presented to the undersigned Bank.

  Dated: June 19, 1997

                                    Bank of America
                              ------------------------------
                                  [Name of Institution]



                                By:    /s/ John Varnell
                                       -------------------------
                                        John Varnell
                                        Managing Director
                                _________________________________
                                [Printed Name and Title]



                             Exhibit C to Amendment

                                CONSENT OF BANK
                                ---------------


          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about June 6, 1997 presented to the undersigned Bank.

  Dated: June 19, 1997

                                Bank of Scotland
                          ---------------------------
                             [Name of Institution]


                                By: /s/ Annie Chin Tat
                           ---------------------------
                                        Annie Chin Tat
                                        Vice President
                           ___________________________
                                [Printed Name and Title]



                             Exhibit C to Amendment

                                CONSENT OF BANK
                                ---------------


          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of March 27, 1997 among Hollywood Park, Inc. ("Borrower"), the Banks party thereto, Bank of Scotland, Bankers Trust Company and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to Reducing Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about June 6, 1997 presented to the undersigned Bank.

  Dated: June 19, 1997

                                       Bankers Trust Company
                                    -----------------------------
                                    [Name of Institution]


                                By:    /s/ Timothy J. Morris
                                       ------------------------------
                                       Timothy J. Morris
                                       Vice President
                                _________________________________
                                [Printed Name and Title]